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                               Third Avenue Funds



                       THIRD AVENUE VARIABLE SERIES TRUST

                          THIRD AVENUE VALUE PORTFOLIO



                                  ANNUAL REPORT
                                  -------------


                                DECEMBER 31, 2002

                                     [LOGO]

                          THIRD AVENUE VALUE PORTFOLIO


Dear Third Avenue Value Portfolio Shareholder:

At December 31, 2002, the audited net asset value attributable to the 12,830,179 common shares outstanding of the Third Avenue Variable Series Trust - Value Portfolio ("Third Avenue," or the "Portfolio") was $14.99 per share. This compares with an unaudited net asset value of $16.82 per share at June 30, 2002, and an audited net asset value of $16.83 per share at December 31, 2001, each adjusted for a subsequent distribution. At February 12, 2003 the unaudited net asset value was $14.22 per share.

PORTFOLIO ACTIVITY

The Portfolio returned (10.72)% for the year and (10.67)% during the six months ended December 31, 2002. The Portfolio rebounded well in the Fourth Quarter, returning 11.37%. Over the past six months, seven new positions were added. The Portfolio increased its positions in 26 holdings and eliminated two holdings.

NUMBER OF
SHARES            NEW POSITIONS ACQUIRED

50,000 shares     Allegheny Energy, Inc. Common Stock ("Allegheny Common")

150,000 shares    Aquila, Inc. Common Stock ("Aquila Common")

155,400 shares    Brookline Bancorp, Inc. Common Stock ("Brookline Common")

175,000 shares    CommScope, Inc. Common Stock ("CommScope Common")

175,000 shares    Safety Insurance Group, Inc. Common Stock
                  ("Safety Insurance Common")

406,200 shares    Sycamore Networks, Inc. Common Stock ("Sycamore Common")

90,547 shares     Westwood Holdings Group, Inc. Common Stock
                  ("Westwood Common")


                  INCREASES IN EXISTING POSITIONS

46,900 shares     Alamo Group, Inc. Common Stock ("Alamo Common")

50,000 shares     American Power Conversion Corp. Common Stock ("APC Common")

192,500 shares    Applied Materials, Inc. Common Stock
                  ("Applied Materials Common")

113,000 shares    AVX Corp. Common Stock ("AVX Common")

10,000 shares     Bel Fuse, Inc. Class B Common Stock ("Bel Fuse Common")

10,000 shares     Brookfield Properties Corp. Common Stock ("Brookfield Common")

30,000 shares     Catellus Development Corp. Common Stock ("Catellus Common")

210,200 shares    CIENA Corp. Common Stock ("CIENA Common")



                                       1
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NUMBER OF
SHARES           INCREASES IN EXISTING POSITIONS (CONTINUED)

2,500 shares     Coherent, Inc. Common Stock ("Coherent Common")

171,000 shares   Comverse Technology, Inc. Common Stock ("Comverse Common")

143,400 shares   CyberOptics Corp. Common Stock ("CyberOptics Common")

12,900 shares    Electro Scientific Industries, Inc. Common Stock ("ESI Common")

293,300 shares   Instinet Group, Inc. Common Stock ("Instinet Common")

20,000 shares    Investor AB Class A Common Stock ("Investor AB Common")

20,000 shares    Legg Mason, Inc. Common Stock ("Legg Mason Common")

23,000 shares    LNR Property Corp. Common Stock ("LNR Common")

75,700 shares    Maxwell Shoe Company, Inc. Class A Common Stock
                 ("Maxwell Common")

10,000 shares    Millea Holdings, Inc. ADR Common Stock ("Millea Common")

95,700 shares    PAREXEL International Corp. Common Stock ("PAREXEL Common")

20,000 shares    Radian Group, Inc. Common Stock ("Radian Common")

185,000 shares   Tellabs, Inc. Common Stock ("Tellabs Common")

75,000 shares    Toyota Industries Corp. Common Stock ("Toyota Common")

190,300 shares   Trammel Crow Co. Common Stock ("Trammel Crow Common")

226,200 shares   TriQuint Semiconductor, Inc. Common Stock ("TriQuint Common")

204,560 shares   Ulticom, Inc. Common Stock ("Ulticom Common")

125,000 shares   Vishay Intertechnology, Inc. Common Stock ("Vishay Common")


                 POSITIONS ELIMINATED

47,500 shares    Energizer Holdings, Inc. Common Stock ("Energizer Common")

42,500 shares    Stewart Information Services Corp. Common Stock
                 ("Stewart Common")


The investments in Allegheny Common and Aquila Common are a little aberrational for Third Avenue in terms of our "safe and cheap" investment philosophy, in that both companies seem to have barely adequate, though good enough, capitalizations, rather than the extremely strong financial positions that characterize most of the other companies whose common stocks are owned by the Portfolio. Allegheny and Aquila are regulated electric utilities. Electric utilities need almost continuous access to capital markets and particularly need access at this time. If the companies cannot get new financing from credit and equity markets, it will have been proven that it was ill-advised for the Portfolio to have owned electric utility common stocks. However, despite current difficulties stemming from Enron, Dynegy and the California electricity crisis, the long-term growth in demand for electric power and natural gas ought to continue unabated, something that has been an annual occurrence since the 1930s. While these securities seem to be dirt cheap, they are far from as safe as the other common stocks in the Third Avenue Value Portfolio. Although Aquila management seems to have made a number of major missteps in recent years, its recent timing in accessing capital markets seems to have been exquisite.



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Over the years, Third Avenue has done very well buying into the common stocks of well-capitalized regional or community banks when the stocks were priced at discounts from adjusted book value. Brookline Common qualifies on this score.

The Portfolio significantly expanded its position in telecommunications equipment common stocks or what might be thought of as "broadband infrastructure," a horribly depressed industry. These investments represent our view that, longer-term, the world's communications capabilities will continue to grow and improve--technologically speaking--and that these companies will benefit accordingly. The Portfolio's new investment in Sycamore Common, as well as increased positions in Comverse Common, Tellabs Common and Ulticom Common, share several positive characteristics:

      o Extremely strong financial positions (relative not only to the company's needs, but also to their financially-constrained competitors), scarce resources in today's world that translate into long-term staying power;

      o Prices paid by the Portfolio attribute little value--and in some cases less than zero value--to the businesses and equate to valuations that would be at least as attractive as those structured by first stage venture capitalists;

      o Managements dedicated to reigning in costs in order to operate at break-even or at least tolerable levels of cash consumption;

      o With little exception, historically attractive levels of profitability, cash flow generation, returns on assets, and deep entrenchment within the customer base in tandem with technological innovation;

      o An industry landscape that continues to be reshaped by consolidation.

Notwithstanding these positive themes, our chances for success will likely improve with, and to some extent hinge upon, the addition of a number of different ingredients, including:

      o The capital markets, including the venture community, will have to largely limit access to capital for competitors (think Lucent, Alcatel, Ericsson, Nortel and others);

      o  Liquidation of marginal network capacity;

      o Capital spending by corporations and the Regional Bell operating companies will have to revive, most likely in conjunction with an improvement in general economic conditions and regulatory relief;

      o The customer base will have to stabilize and rationalize, both financially and in terms of capacity;

      o Degradation of existing services--which by some accounts has already started--pushing the service provider customer base to upgrade its plant;

      o Take-up of new services by the end consumer, in a manner that meaningfully reduces the excess capacity existing in certain networks.

We do not have a specific timeframe for when all of these ingredients might materialize. In all probability, it will take longer than we imagine. It does seem, however, that the table is being set. Post reorganization ownership changes suggest a generation of more rational, profit-oriented ownership.

Our investment in CommScope Common reflects similar lines of reasoning to the telecom equipment investments outlined above. The Portfolio purchased shares of CommScope Common, the leading provider of hybrid fiber coaxial cable, at prices that equate to 4x-6x peak earnings, modest premiums to GAAP book value, and to reasonable multiples of free cash flow. While the cable industry stabilizes and rationalizes its own capital spending, it also must consider new service offerings from competitors like the telephone and satellite service provider/operators. These competitive forces, in and of themselves, might well reinvigorate demand for the equipment provided by CommScope.



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Our holding in Energizer  was sold based on its rich  valuation  relative to our estimate of the company's private market value (i.e., at the Portfolio's realized price of approximately $30 per share, the valuation would appear to leave little room for a meaningful premium were a strategic or financial buyer to appear). Energizer stock, having doubled from the Portfolio's cost basis in about a year's time, was one of the Portfolio's best performers during the past year.

The Portfolio rebounded well in the Fourth Quarter, returning 11.37%. Third Avenue strives to deliver solid returns with limited investment risk, over time. While we believe we have succeeded in limiting investment risk (i.e., we believe the majority of our portfolio companies remain strong), we are disappointed in this year's performance. Our diligent "safe and cheap" criteria cannot shield us from short-term market fluctuations, but hopefully will enable our portfolio holdings to weather the storm.

The year 2002 was one of the most difficult periods money managers have ever faced in the securities markets. Yet, we recognize that 1) the decline relates to a relatively short period of time, 2) the current vicious bear market, which has resulted in price reductions for almost all publicly traded securities, has adversely affected virtually all money managers, and 3) past performance, whether good or bad, never deserves 100% weighting when judging a money manager.

The quality of the existing portfolio should be a main factor in determining future performance for the portfolio. We are pleased with the present quality of the portfolio. We measure portfolio quality by looking at the probabilities that permanent impairments of the businesses in which we have invested on a longer-term basis will occur, or will not occur. Permanent impairments occur when a company dissipates a strong financial position, when an industry becomes obsolete, or when management shows signs that it is incompetent, crooked, or both. The majority of the companies whose securities we hold are well managed and strongly financed, with little need to access capricious capital markets to maintain liquidity or sustain growth. To the extent that these companies do need access to capital markets, they tend to be able to control the timing of entering the markets to their advantage.

We continue to believe the quality of the Third Avenue Value Portfolio is solid and that the common stocks held in the portfolio appear priced at substantial discounts to those companies' business values. This should provide some downside protection, as well as a foundation for longer-term growth. While carefully monitoring our existing positions, we continue to focus on finding additional investment opportunities which meet our "safe and cheap" criteria today, to achieve long-term growth into the future.

Sincerely,

/s/ Curtis R. Jensen

Curtis R. Jensen
Co-Portfolio Manager,
Third Avenue Value Portfolio





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                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATIONS

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE PORTFOLIO (TAVP) AND THE STANDARD & POOR'S 500 INDEX (S&P 500) AND THE RUSSELL
                  2000 INDEX AND THE RUSSELL 2000 VALUE INDEX

                           Average Annual Total Return

              1 Year        2 Year        3 Year      Since Inception
             (10.72)%        0.74%        12.56%          14.20%

        [Data below were represented by a graph in the original report.]

                             S&P 500        Russell 2000     Russell 2000
                 TAVP*       Index*            Index*        Value Index*
                ------       -------        ------------     ------------
9/21/99        $10,000       $10,000         $10,000            $10,000
12/31/99       $10,840       $11,273         $11,876            $10,129
12/31/00       $15,232       $10,255         $11,517            $12,441
12/31/01       $17,316       $ 9,042         $11,815            $14,187
12/31/02       $15,460       $ 7,045         $ 9,395            $12,567


----------
* All returns include reinvestment of dividends.


As with all mutual funds, past performance does not indicate future results.





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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2002

                          PRINCIPAL                                                        VALUE         % OF
                          AMOUNT ($)    ISSUES                                            (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 3.69%

Building Materials        2,000,000     USG Corp., 9.25%, due 9/15/01 (a) *             $ 1,650,000
                          1,500,000     USG Corp., 8.50%, due 8/01/05 (a) (b) *           1,237,500
                                                                                        -----------
                                                                                          2,887,500       1.50%
                                                                                        -----------
Consumer Products            73,000     Home Products International, Inc., 9.625%,
                                        due 05/15/08                                         65,335       0.03%
                                                                                        -----------

Finance                   1,000,000     CIT Group, Inc., 5.625%, due 05/17/04 (b)         1,028,361       0.54%
                                                                                        -----------

Telecommunications        2,000,000     Worldcom, Inc., 8.00%, due 05/15/06 (a) (b) *       480,000
                          2,000,000     Worldcom, Inc., 7.75%, due 04/01/07 (a) *           480,000
                          4,000,000     Worldcom, Inc., 7.50%, due 05/15/11 (a) *           960,000
                          5,000,000     Worldcom, Inc., 8.25%, due 05/15/31 (a) *         1,200,000
                                                                                        -----------
                                                                                          3,120,000       1.62%
                                                                                        -----------
                                        TOTAL CORPORATE BONDS
                                        (Cost $5,041,801)                                 7,101,196
                                                                                        -----------
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 8.94%

U.S. Treasury Notes      17,000,000     U.S. Treasury Note, 2.125%, due 10/31/04         17,192,593       8.94%
                                                                                        -----------
                                        TOTAL U.S. GOVERNMENT OBLIGATIONS
                                        (Cost $17,025,828)                               17,192,593
                                                                                        -----------
                            SHARES
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 85.26%

Business Development        367,700     Brascan Corp. Class A                             7,537,850
& Investment Companies        7,000     Capital Southwest Corp.                             351,470
                            640,000     Hutchison Whampoa, Ltd. - (Hong Kong)             4,004,939
                            430,000     Investor AB Class A - (Sweden)                    2,590,858
                             42,500     Leucadia National Corp.                           1,585,675
                                                                                        -----------
                                                                                         16,070,792       8.36%
                                                                                        -----------

Cable Television Equipment  175,000     CommScope, Inc. (a) (b)                           1,382,500       0.72%
                                                                                        -----------

Consumer Products           200,350     Maxwell Shoe Co., Inc. Class A (a) (b)            2,328,067       1.21%
                                                                                        -----------

Defense Electronics          42,500     Herley Industries, Inc. (a)                         739,840       0.38%
                                                                                        -----------

Depository Institutions     155,400     Brookline Bancorp, Inc.                           1,849,260       0.96%
                                                                                        -----------

Electronics                 442,400     American Power Conversion Corp. (a)               6,702,360
                            356,000     AVX Corp.                                         3,488,800
                            160,900     Bel Fuse, Inc. Class B                            3,242,135
                            296,000     KEMET Corp. (a)                                   2,587,040
                            828,000     TriQuint Semiconductor, Inc. (a)                  3,510,720
                            310,000     Vishay Intertechnology, Inc. (a)                  3,465,800
                                                                                        -----------
                                                                                         22,996,855      11.96%
                                                                                        -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                     [LOGO]


                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT DECEMBER 31, 2002

                                                                                           VALUE         % OF
                           SHARES      ISSUES                                            (NOTE 1)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Financial Insurance          25,300     MBIA, Inc.                                      $ 1,109,658       0.58%
                                                                                        -----------
Industrial Equipment        177,100     Alamo Group, Inc.                                 2,169,475
                             83,000     Lindsay Manufacturing Co.                         1,776,200
                            117,500     Trinity Industries, Inc. (b)                      2,227,800
                                                                                        -----------
                                                                                          6,173,475       3.21%
                                                                                        -----------

Industrial - Japan          375,000     Toyota Industries Corp.                           5,640,640       2.93%
                                                                                        -----------

Insurance & Reinsurance     113,100     Arch Capital Group, Ltd. (a)                      3,525,327
                             39,778     Radian Group, Inc.                                1,477,753
                            175,000     Safety Insurance Group, Inc. (a) (b)              2,516,500
                             82,000     Trenwick Group, Ltd.                                 59,040
                                                                                        -----------
                                                                                          7,578,620       3.94%
                                                                                        -----------

Life Insurance              198,000     The MONY Group, Inc.                              4,740,120
                            146,500     The Phoenix Companies, Inc.                       1,113,400
                                                                                        -----------
                                                                                          5,853,520       3.04%
                                                                                        -----------

Medical Supplies & Services  28,300     Analogic Corp.                                    1,423,150       0.74%
                                                                                        -----------

Natural Resources &          50,400     Alexander & Baldwin, Inc.                         1,299,816
Real Estate                 143,800     Brookfield Properties Corp. (b)                   2,904,760
                             50,000     Burnham Pacific Properties, Inc.                     38,750
                            264,400     Catellus Development Corp. (a)                    5,248,340
                             42,500     Deltic Timber Corp.                               1,134,750
                            131,050     Forest City Enterprises, Inc. Class A             4,370,518
                            123,800     LNR Property Corp.                                4,382,520
                             18,000     Tejon Ranch Co. (a)                                 534,600
                             86,300     The St. Joe Co.                                   2,589,000
                            235,700     Trammell Crow Co. (a)                             2,121,300
                             95,600     Wellsford Real Properties, Inc. (a)               1,506,656
                                                                                        -----------
                                                                                         26,131,010      13.59%
                                                                                        -----------

Non-Life Insurance - Japan  202,500     Aioi Insurance Co., Ltd.                            390,768
                            168,100     Millea Holdings, Inc. ADR                         5,917,120
                                                                                        -----------
                                                                                          6,307,888       3.28%
                                                                                        -----------

Oil Services                120,000     Nabors Industries, Inc. (a)                       4,232,400       2.20%
                                                                                        -----------

Pharmaceutical Services     218,800     PAREXEL International Corp. (a)                   2,404,612
                             30,000     Pharmaceutical Product Development, Inc. (a)        878,100
                                                                                        -----------
                                                                                          3,282,712       1.71%
                                                                                        -----------




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                     [LOGO]


                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT DECEMBER 31, 2002

                                                                                           VALUE         % OF
                            SHARES     ISSUES                                            (NOTE 1)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Real Estate Investment Trust 39,900     Jones Lang LaSalle, Inc. (a)                   $    613,662
                            107,500     Koger Equity, Inc.                                1,677,000
                            109,900     Prime Group Realty Trust (a)                        506,639
                             34,523     ProLogis Trust                                      868,254
                                                                                       ------------
                                                                                          3,665,555       1.91%
                                                                                       ------------

Security Brokers, Dealers   728,000     Instinet Group, Inc. (b)                          3,079,440
& Floatation Companies      165,700     Legg Mason, Inc.                                  8,043,078
                            202,190     SWS Group, Inc. (b)                               2,741,696
                             90,547     Westwood Holdings Group, Inc. (b)                 1,214,235
                                                                                       ------------
                                                                                         15,078,449       7.84%
                                                                                       ------------

Semiconductor               212,500     Applied Materials, Inc. (a)                       2,768,875
Equipment Manufacturers       8,700     Brooks-PRI Automation, Inc. (a)                      99,702
& Related                    41,900     Coherent, Inc. (a)                                  835,905
                            313,500     Credence Systems Corp. (a) (b)                    2,924,955
                            337,800     CyberOptics Corp. (a) (b)                         1,608,604
                            161,200     Electro Scientific Industries, Inc. (a) (b)       3,224,000
                            227,500     FSI International, Inc. (a)                       1,023,750
                                                                                       ------------
                                                                                         12,485,791       6.49%
                                                                                       ------------

Telecommunications          644,300     CIENA Corp. (a)                                   3,311,702
                            543,000     Comverse Technology, Inc. (a)                     5,440,860
                            406,200     Sycamore Networks, Inc. (a)                       1,173,918
                            608,800     Tellabs, Inc. (a)                                 4,425,976
                            471,000     Ulticom, Inc. (a) (b)                             3,527,790
                                                                                       ------------
                                                                                         17,880,246       9.30%
                                                                                       ------------

Title Insurance              38,500     First American Corp.                                854,700       0.44%
                                                                                       ------------

Transportation               11,931     Florida East Coast Industries, Inc. Class B         263,317       0.14%
                                                                                       ------------

Utility & Utility Service    50,000     Allegheny Energy, Inc. (a)                          378,000
Companies                   150,000     Aquila, Inc.                                        265,500
                                                                                       ------------

                                                                                            643,500       0.33%
                                                                                       ------------
                                        TOTAL COMMON STOCKS
                                        (Cost $183,214,866)                            $163,971,945
                                                                                       ------------






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                     [LOGO]


                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT DECEMBER 31, 2002

                          PRINCIPAL                                                        VALUE         % OF
                          AMOUNT ($)    ISSUES                                            (NOTE 1)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 6.62%

Repurchase Agreements     4,246,561     Bear Stearns, 1.10%, due 1/02/03 (c)           $  4,246,561
                            149,658     Bear Stearns, 0.625% due 1/02/03 (d)                149,658
                          8,325,044     Bear Stearns, 1.375% due 1/02/03 (e)              8,325,044
                                                                                       ------------
                                                                                         12,721,263       6.62%
                                                                                       ------------
                                        TOTAL SHORT TERM INVESTMENTS
                                        (Cost $12,721,263)                               12,721,263
                                                                                       ------------
                                        TOTAL INVESTMENT PORTFOLIO - 104.51%
                                        (Cost $218,003,758)                             200,986,997
                                                                                       ------------
                                        LIABILITIES IN EXCESS OF CASH
                                        & OTHER ASSETS - (4.51%)                         (8,672,322)
                                                                                       ------------
                                        NET ASSETS - 100.00%
                                        (Applicable to 12,830,179
                                        shares outstanding)                            $192,314,675
                                                                                       ============


Notes:

(a)  Non-income producing securities.

(b)  Securities in whole or in part on loan.

(c) Repurchase agreement collateralized by: U.S. Treasury Strip, par value $6,375,000, matures 08/15/12, market value $4,258,245. U.S. Treasury Strip, par value $170,000, matures 02/15/19, market value $74,946.

(d)  Purchased with cash proceeds from securities loaned and collateralized by:
     U.S. Treasury Strip, par value $230,000, matures 08/15/12, market value $153,631.

(e)  Purchased with cash proceeds from securities loaned and collateralized by:
     U.S. Treasury Strip, par value $19,265,000, matures 02/15/19, market value $8,493,168.

 *   Issuer in default.

ADR: American Depository Receipt.















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS:
Investments at value (identified cost of $218,003,758)
  including $7,878,417 of loaned securities (Notes 1 and 4)       $ 200,986,997
Receivable for fund shares sold                                          32,750
Dividends and interest receivable                                       164,082
Other assets                                                             19,842
                                                                  -------------
      Total assets                                                  201,203,671
                                                                  -------------

LIABILITIES:
Payable for fund shares redeemed                                        122,727
Payable to investment adviser                                           172,525
Accounts payable and accrued expenses                                   105,128
Payable for service fees (Note 3)                                        13,914
Collateral on loaned securities (Note 1)                              8,474,702
Commitments (Note 6)                                                         --
                                                                  -------------
      Total liabilities                                               8,888,996
                                                                  -------------
      Net assets                                                  $ 192,314,675
                                                                  =============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
  12,830,179 shares outstanding                                   $ 203,994,770
Accumulated undistributed net investment income                         627,415
Accumulated undistributed net realized gain on investments            4,709,251
Net unrealized depreciation of investments and translation
  of foreign currency denominated assets and liabilities            (17,016,761)
                                                                  -------------
  Net assets applicable to capital shares outstanding             $ 192,314,675
                                                                  =============
Net asset value, offering and redemption price per share          $       14.99
                                                                  =============








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of $93,664)            $  1,918,490
  Interest                                                              905,163
  Other Income                                                           10,441
                                                                   ------------
    Total Investment Income                                           2,834,094
                                                                   ------------

EXPENSES:
  Investment advisory fees (Note 3)                                   1,703,403
  Service fees (Note 3)                                                 188,355
  Administration fees (Note 3)                                          133,493
  Directors' fees and expenses                                           70,882
  Reports to shareholders                                                68,561
  Accounting services fees                                               59,382
  Custodian fees                                                         56,531
  Auditing and tax consulting fees                                       41,000
  Transfer agent fees                                                    27,235
  Miscellaneous expenses                                                 10,166
  Legal fees                                                              5,000
  Insurance expense                                                       2,643
                                                                   ------------
    Total operating expenses                                          2,366,651
                                                                   ------------
Repayment of previously waived and reimbursed expenses (Note 3)          94,993
                                                                   ------------
    Total expenses                                                    2,461,644
                                                                   ------------
    Net investment income                                               372,450
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments                                   4,796,629
  Net realized gains on foreign currency transactions                     2,990
  Net change in unrealized depreciation on investments              (29,238,298)
                                                                   ------------
  Net realized and unrealized losses on investments                 (24,438,679)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(24,066,229)
                                                                   ============







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE           FOR THE
                                                                            YEAR ENDED         YEAR ENDED
                                                                         DECEMBER 31, 2002  DECEMBER 31, 2001
                                                                         -----------------  -----------------
OPERATIONS:
  Net investment income                                                    $     372,450      $     724,867
  Net realized gains on investments and foreign currency transactions          4,799,619          3,145,409
  Net change in unrealized appreciation (depreciation) on investments        (29,238,298)         7,173,786
                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from operations            (24,066,229)        11,044,062
                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends to shareholders from net investment income                          (381,625)          (125,414)
  Distributions to shareholders from net realized gains on investments        (3,323,830)          (823,294)
                                                                           -------------      -------------
                                                                              (3,705,455)          (948,708)
                                                                           -------------      -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                                79,646,568        130,921,069
  Net asset value of shares issued in reinvestment of
    dividends and distributions                                                3,705,455            948,708
  Cost of shares redeemed                                                    (25,703,527)       (11,498,541)
                                                                           -------------      -------------
  Net increase in net assets resulting from capital
    share transactions                                                        57,648,496        120,371,236
                                                                           -------------      -------------
  Net increase in net assets                                                  29,876,812        130,466,590
  Net assets at beginning of period                                          162,437,863         31,971,273
                                                                           -------------      -------------
  Net assets at end of period (including undistributed net investment
    income of $627,415 and $548,094, respectively)                         $ 192,314,675      $ 162,437,863
                                                                           =============      =============






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                            YEARS ENDED DECEMBER 31,
                                                                -----------------------------------------------
                                                                  2002         2001          2000         1999*
                                                                --------     --------      -------       ------
Net Asset Value, Beginning of Period                              $17.13       $15.21       $10.84       $10.00
                                                                --------     --------      -------       ------
Income from Investment Operations:
  Net investment income                                             0.02         0.04         0.04         0.03
  Net realized and unrealized gains (losses) on securities         (1.86)        2.04         4.35         0.81
                                                                --------     --------      -------       ------
  Total from Investment Operations                                 (1.84)        2.08         4.39         0.84
                                                                --------     --------      -------       ------
Less Distributions:
  Dividends from net investment income                             (0.03)       (0.02)       (0.02)          --
  Distributions from realized gains                                (0.27)       (0.14)          --           --
                                                                --------     --------      -------       ------
  Total Distributions                                              (0.30)       (0.16)       (0.02)          --
                                                                --------     --------      -------       ------
Net Asset Value, End of Period                                    $14.99       $17.13       $15.21       $10.84
                                                                ========     ========      =======       ======
Total Return                                                      (10.72)%      13.68%       40.52%        8.40%(1)
Ratios/Supplemental Data:
Net Assets, End of period (in thousands)                        $192,315     $162,438      $31,971       $4,367
  Ratio of Expenses to Average Net Assets
    Before expense reimbursement/repayment                          1.25%        1.27%        2.52%       34.43%(2)
    After expense reimbursement/repayment                           1.30%        1.30%        1.30%        1.30%(2)
  Ratio of Net Investment Income (Loss) to Average Net Assets
    Before expense reimbursement/repayment                          0.25%        0.81%       (0.39%)     (30.14%)(2)
    After expense reimbursement/repayment                           0.20%        0.77%        0.83%        2.99%(2)
  Portfolio Turnover Rate                                             22%          21%          18%           0%(1)

(1) Not Annualized
(2) Annualized
 *  The Fund commenced investment operations September 21, 1999.











    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Variable Series Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one investment series, Third Avenue Value Portfolio (the "Portfolio"). The Portfolio seeks to achieve its investment objective of long-term capital appreciation by acquiring common stocks of well financed companies (meaning companies without significant debt in comparison to their cash resources) at a substantial discount to what the Adviser believes is their true value. The Portfolio seeks to acquire senior securities, such as preferred stocks, and debt instruments (including high yield securities), that the Adviser believes are undervalued.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2002, the Trust was offered by four insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

ACCOUNTING POLICIES:

The policies described below are followed consistently by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by the Portfolio on that day, based on the value determined on that day.

The Portfolio may invest up to 15% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. As of December 31, 2002 there were no fair valued securities held.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

         o INVESTMENTS: At the prevailing rates of exchange on the valuation date.

         o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

LOANS OF PORTFOLIO SECURITIES:

The Portfolio loaned securities during the year to certain brokers, with the Portfolio's custodian acting as lending agent. Upon such loans, the Portfolio received collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which is included in other income in the Statement of Operations. On a daily basis, the Portfolio monitors the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Portfolio may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the year ended December 31, 2002, the Portfolio had securities lending income included in other income totaling $8,298.

REPURCHASE AGREEMENTS:

The Portfolio may invest excess cash in repurchase agreements whereby the Portfolio purchases investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


For the year ended December 31, 2002, permanent differences were reclassified as shown below:

                                                 INCREASE (DECREASE) TO
                        INCREASE (DECREASE)     ACCUMULATED UNDISTRIBUTED
                          TO ACCUMULATED        NET REALIZED GAIN (LOSS)
                         UNDISTRIBUTED NET          ON INVESTMENTS AND                DECREASE TO
                         INVESTMENT INCOME           FOREIGN CURRENCY         ADDITIONAL PAID-IN-CAPITAL
                        ------------------      --------------------------    --------------------------
Third Avenue Value
  Portfolio                   88,496                    (88,496)                          --

These reclassifications are primarily due to the tax character of distributions from REIT investments and tax treatment of market discount and premium amortization.

The tax character of dividends and distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

                          ORDINARY INCOME            LONG-TERM CAPITAL GAIN                TOTAL
                         2002         2001             2002         2001             2002         2001
                         ----         ----             ----         ----             ----         ----
Third Avenue Value
  Portfolio            3,077,620     775,339          627,835      173,369         3,705,455     948,708

As of December 31, 2002, the components of Distributable Earning/(Accumulated Losses) on a tax basis were as follows:

                                             UNDISTRIBUTED
                           UNDISTRIBUTED       LONG-TERM            TOTAL              NET
                             ORDINARY           CAPITAL         UNDISTRIBUTED      UNREALIZED
                              INCOME             GAIN             EARNINGS        DEPRECIATION
                          ---------------   ---------------    ---------------   --------------
Third Avenue Value
  Portfolio                  3,106,905         2,187,832          5,294,737       (16,974,832)

Net unrealized depreciation on a tax basis differs from book basis primarily due to the tax treatment of market discount and premium amortization, mark to market of PFIC investments, and tax character of distributions from REIT investments.

FEDERAL INCOME TAXES:
The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. The cost basis of investments for Federal income tax purposes is substantially the same as the cost reflected on the Statement of Assets and Liabilities.

EXPENSE ALLOCATION:
Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with the Funds in Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio's net assets relative to the total net assets of Third Avenue Trust, unless otherwise specified.

                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


TRUSTEES' FEES:

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 in January of each year for the previous year's service. The Trustees on the Audit Committee will each receive $200 for each semi-annual meeting.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The cost of purchases, and proceeds from sales and conversions of investments, excluding short-term investments, for the year ended December 31, 2002 were as follows:

                       PURCHASES                     SALES
                   ----------------               ----------
                     $130,396,617                 $35,426,923


3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENT

The Portfolio has an Investment Advisory Agreement with Third Avenue Management LLC (the "Adviser") for investment advice and certain management functions. On August 7, 2002, the Shareholders of the Portfolio approved a new agreement with the Adviser following a change in control of the Adviser as more fully explained in the Trust's proxy statement. The terms of both the old and the new Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the Portfolio. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Portfolio, which are reimbursable by the Portfolio, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At December 31, 2002, the Portfolio had payables to affiliates of $21,266, for reimbursement of expenses paid by such affiliates which is included in accounts payable and accrued expenses on the Statement of Assets and Liabilities.

Under current arrangements, whenever, in any fiscal year, the Portfolio's normal operating expenses, including the investment advisory fee, but excluding broker commissions, exceeds 1.30% of the Portfolio's average net assets, the Adviser is obligated to waive its fee or reimburse the Portfolio in an amount equal to that excess. The Adviser may recover such reimbursements and waivers within a three year period to the extent that such recovery will not cause the Portfolio to exceed this limit. The Adviser recovered fees of $94,993 for the year ended December 31, 2002.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with PFPC Inc. pursuant to which PFPC Inc. provides certain of these administrative services on behalf of the Adviser. The Adviser earns an annual fee of $32,000. The Adviser pays PFPC Inc. an annual sub-administration fee for sub-administration services provided to the Trust equal to $12,000.

The Trust has entered into Shareholder Servicing Agreements with certain service agents for which the service agents receive a fee of 0.10% of the average daily net assets invested in the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

David M. Barse, the President and a Trustee of the Portfolio, is the Chief Executive Officer of M.J. Whitman, Inc. and its successor M.J. Whitman LLC, a registered broker-dealer. For the year ended December 31, 2002, the Portfolio incurred total brokerage commissions, which includes commissions earned by related parties as follows:

          TOTAL COMMISSIONS     M.J. WHITMAN, INC.     M.J. WHITMAN LLC
          -----------------     ------------------     ----------------
              $206,747                $95,441               $45,248

5. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Transactions in capital stock were as follows:

                                                           FOR THE             FOR THE
                                                         YEAR ENDED          YEAR ENDED
                                                      DECEMBER 31, 2002   DECEMBER 31, 2001
                                                      -----------------   -----------------
Increase in Portfolio shares:
Shares outstanding at beginning of period                  9,483,321           2,101,900
Shares sold                                                4,727,670           8,047,660
Shares reinvested from dividends and distributions           249,022              56,336
Shares redeemed                                           (1,629,834)           (722,575)
                                                          ----------           ---------
Net increase in Portfolio shares                           3,346,858           7,381,421
                                                          ----------           ---------
Shares outstanding at end of period                       12,830,179           9,483,321
                                                          ==========           =========

6. COMMITMENTS AND CONTINGENCIES

As indicated in Note 3, the Adviser has waived or reimbursed certain expenses of the Portfolio since its inception. To the extent that such waived or reimbursed fees and expenses can be repaid to the Adviser within a three year period without exceeding the expense cap in a given year, such amounts will be repaid. The total amount of waivers and reimbursements since the Portfolio's inception through December 31, 2002 which are subject to repayment is $199,491.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Portfolio. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

HIGH YIELD DEBT:

The Portfolio currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

                                     [LOGO]

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Trustees and Shareholders of
Third Avenue Variable Series Trust - Third Avenue Value Portfolio:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Variable Series Trust
- Third Avenue Value Portfolio (the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 31, 2003

                                     [LOGO]

                       THIRD AVENUE VARIABLE SERIES TRUST
                   RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
                                   (UNAUDITED)



The Third Avenue Variable Series Trust shareholders voted on and approved the following proposals at a Special Meeting of Shareholders held on August 7, 2002. The description of each proposal and number of shares voted are as follows:

1. To elect ten (10) Trustees to serve until the next meeting of shareholders, if any, and until the election and qualification of the successors.

                                               FOR               WITHHELD
                                           ----------            --------
            Martin J. Whitman              11,532,753             573,019
            David M. Barse                 11,562,604             543,168
            Jack W. Aber                   11,555,266             550,506
            William E. Chapman II          11,569,828             535,944
            Lucinda Franks                 11,538,611             567,161
            Edward J. Kaier                11,554,170             551,602
            Marvin Moser                   11,538,810             566,962
            Eric Rakowski                  11,550,071             555,701
            Martin Shubik                  11,535,532             570,240
            Charles C. Walden              11,561,278             544,494

2. To Approve a new Investment Advisory Agreement between Third Avenue Variable Series Trust on behalf of Third Avenue Value Portfolio, and its current adviser, Third Avenue Management LLC, in connection with a proposed change of control of Third Avenue Management LLC to take effect upon the Closing Date, August 8th 2002.

                          FOR                AGAINST              ABSTAIN
                       ---------            --------              -------
                      10,960,353             406,336              739,083

                                     [LOGO]

                             MANAGEMENT OF THE TRUST


Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge upon request, by calling (800) 443-1021.


INTERESTED TRUSTEES

                                                                                       NO. OF
                                                                                   PORTFOLIOS IN
                     TERM OF OFFICE  POSITION(S)                                    FUND COMPLEX        OTHER
                     AND LENGTH OF   HELD WITH      PRINCIPAL OCCUPATION(S)           OVERSEEN      DIRECTORSHIPS
NAME, AGE & ADDRESS   TIME SERVED*   REGISTRANT       DURING PAST 5 YEARS            BY TRUSTEE     HELD BY TRUSTEE
-------------------  --------------  -----------    -----------------------        --------------   ---------------
MARTIN J.            Trustee since   Chairman,    Chairman and Chief Executive            5        Chairman (8/90 to
WHITMAN ** (78)      11/90           CEO and      Officer (CEO) (3/90 to Present),                 8/99) and Director
622 Third Avenue                     Trustee      President (1/91 to 5/98) of                      (8/90 to Present) of
New York, NY                                      Third Avenue Trust; Chairman and                 Danielson Holding
10017-6067                                        CEO (7/99 to Present) of Third                   Corporation, and
                                                  Avenue Variable Series Trust;                    certain subsidiaries;
                                                  Chairman and CEO (3/90 to                        Director (3/91 to
                                                  Present), Chief Investment                       Present) of Nabors
                                                  Officer (CIO) (1/91 to Present),                 Industries, Inc.,
                                                  President (1/91 to 2/98), of                     (international oil
                                                  EQSF Advisers, Inc. and its                      drilling services);
                                                  successor, Third Avenue                          Director (5/00 to
                                                  Management LLC; CEO (7/96 to                     12/01) of Stewart
                                                  6/02) of Danielson Holding                       Information Services
                                                  Corporation; Chairman (1/95 to                   Corp. (title
                                                  8/02) and CIO (10/92 to 8/02) of                 insurance and real
                                                  M.J. Whitman Advisers, Inc.;                     estate); Director
                                                  Distinguished Management Fellow                  (8/97 to 5/01) of
                                                  (1972 to Present) and Member of                  Tejon Ranch Co.
                                                  the Advisory Board (10/94 to                     (land development
                                                  6/95) of the Yale School of                      and agribusiness).
                                                  Management at Yale University;
                                                  Adjunct Professor (1/01 to
                                                  12/01) of the Columbia
                                                  University Graduate School of
                                                  Business CEO, President and
                                                  Director (10/74 to Present) of
                                                  Martin J. Whitman & Co., Inc.
                                                  (formerly M.J. Whitman & Co.
                                                  Inc.) (private investment
                                                  company); Chartered Financial
                                                  Analyst.

                                     [LOGO]



INTERESTED TRUSTEES

                                                                                       NO. OF
                                                                                   PORTFOLIOS IN
                     TERM OF OFFICE  POSITION(S)                                    FUND COMPLEX        OTHER
                     AND LENGTH OF   HELD WITH      PRINCIPAL OCCUPATION(S)           OVERSEEN      DIRECTORSHIPS
NAME, AGE & ADDRESS   TIME SERVED*   REGISTRANT       DURING PAST 5 YEARS            BY TRUSTEE     HELD BY TRUSTEE
-------------------  --------------  -----------    -----------------------        --------------   ---------------
DAVID M.             Trustee         President,   President and Chief Operating           5        Director (7/97 to
BARSE** (40)         since           COO, and     Officer (COO) (5/98 to Present),                 Present) of CGA
622 Third Avenue     9/01            Trustee      Trustee (9/01 to Present) and                    Group, Ltd.
New York, NY                                      Executive Vice President (4/95                   (insurance); Director
10017-6067                                        to 5/98) of Third Avenue Trust;                  (7/96 to Present) of
                                                  President and COO (7/99 to                       Danielson Holding
                                                  Present), and Trustee (9/01 to                   Corporation and
                                                  Present) of Third Avenue                         certain subsidiaries;
                                                  Variable Series Trust; President                 Director (2/01 to
                                                  and COO (2/98 to Present),                       Present) of American
                                                  and Executive Vice President                     Capital Access
                                                  (4/95 to 2/98), and Director                     Holdings, Inc.
                                                  (4/95 to 12/02) of EQSF                          (insurance company).
                                                  Advisers, Inc. and its successor,
                                                  Third Avenue Management
                                                  LLC; President and COO (7/96
                                                  to 6/02) of Danielson Holding
                                                  Corporation; CEO (7/99 to
                                                  Present), President (6/95
                                                  to Present), Director and
                                                  COO (1/95 to Present) of M.J.
                                                  Whitman, Inc. and its successor,
                                                  M.J. Whitman LLC (registered
                                                  broker-dealer); CEO (7/99 to
                                                  8/02), President (6/95 to 8/02),
                                                  Director and COO (1/95 to
                                                  8/02) of M.J. Whitman Advisers,
                                                  Inc. (registered investment
                                                  adviser).

                                     [LOGO]



INDEPENDENT TRUSTEES

                                                                                       NO. OF
                                                                                   PORTFOLIOS IN
                     TERM OF OFFICE  POSITION(S)                                    FUND COMPLEX        OTHER
                     AND LENGTH OF   HELD WITH      PRINCIPAL OCCUPATION(S)           OVERSEEN      DIRECTORSHIPS
NAME, AGE & ADDRESS   TIME SERVED*   REGISTRANT       DURING PAST 5 YEARS            BY TRUSTEE     HELD BY TRUSTEE
-------------------  --------------  -----------    -----------------------        --------------   ---------------
JACK W.              Trustee         Trustee      Professor of Finance (1972 to           5        Trustee, The
ABER (65)            since 8/02                   Present) of Boston University                    Managers Funds (10
Columbia Street                                   School of Management.                            portfolios); Trustee
Brookline, MA                                                                                      of Managers AMG
02446                                                                                              Funds (7 portfolios),
                                                                                                   Managers Trust I
                                                                                                   (2 portfolios) and
                                                                                                   Managers Trust II
                                                                                                   (1 portfolio); Trustee
                                                                                                   of Appleton Growth Fund.

WILLIAM E.           Trustee         Trustee      Trustee; President and Owner,           5        Trustee, The
CHAPMAN, II (61)     since 8/02                   (1998 to Present) of Longboat                    Managers Funds (10
380 Gulf of Mexico                                Retirement Planning Solutions                    portfolios); Trustee
Drive, #531                                       (consulting firm); part-time                     of Managers AMG
Longboat Key, FL                                  employee delivering retirement                   Funds (7 portfolios),
34228                                             and investment education                         Managers Trust I
                                                  seminars (1/00 to Present) for                   (2 portfolios) and
                                                  Hewitt Associates, LLC (consulting               Managers Trust II
                                                  firm); Trustee (5/02 to Present)                 (1 portfolio).
                                                  of Bowdoin College; various
                                                  roles, the last of which was
                                                  President of the Retirement
                                                  Plans Group (1990 to 1998) with
                                                  Kemper Funds (mutual funds
                                                  group); investment sales,
                                                  marketing and general management
                                                  roles (1966 to 1990) with CIGNA
                                                  (insurance group).

LUCINDA              Trustee         Trustee      Journalist (1969 to Present);           5        N/A
FRANKS (56)          since 2/98                   Special Correspondent, Talk
64 East 86th Street                               Magazine (1999-2000); Trustee
New York, NY                                      of Third Avenue Variable Series
10028                                             Trust (7/99 to Present); Trustee
                                                  of Third Avenue Trust (2/98
                                                  to Present).

                                     [LOGO]



INDEPENDENT TRUSTEES

                                                                                       NO. OF
                                                                                   PORTFOLIOS IN
                     TERM OF OFFICE  POSITION(S)                                    FUND COMPLEX        OTHER
                     AND LENGTH OF   HELD WITH      PRINCIPAL OCCUPATION(S)           OVERSEEN      DIRECTORSHIPS
NAME, AGE & ADDRESS   TIME SERVED*   REGISTRANT       DURING PAST 5 YEARS            BY TRUSTEE     HELD BY TRUSTEE
-------------------  --------------  -----------    -----------------------        --------------   ---------------
EDWARD J.            Trustee         Trustee      Partner (1977 to Present) at            5        Trustee, The
KAIER (57)           since 8/02                   Hepburn Willcox Hamilton &                       Managers Funds (10
111 N. Lowry's                                    Putnam (law firm).                               portfolios), Trustee
Lane                                                                                               of Managers AMG
Rosemont, PA                                                                                       Funds (7 portfolios),
19010                                                                                              Managers Trust I
                                                                                                   (2 portfolios) Managers
                                                                                                   Trust II (1 portfolio).

MARVIN MOSER,        Trustee         Trustee      Clinical Professor of Medicine          5        Director (1997 to
M.D. (78)            since                        (1984 to Present) at Yale                        Present) of
13 Murray Hill       11/94                        University School of Medicine;                   Nutrition 21
Road                                              Trustee (1992 to 2002) of the                    Co. (marketing);
Scarsdale, NY                                     Trudeau Institute (medical                       Director (9/00-
10583                                             research institute); Senior                      2/02) of Innovative
                                                  Medical Consultant (1974 to                      Clinical Solutions
                                                  2002) for the National High                      Ltd. (pharmaceutical
                                                  Blood Pressure Education Program                 site management).
                                                  of the National Heart, Lung and
                                                  Blood Institute; Trustee of
                                                  Third Avenue Variable Series
                                                  Trust (7/99 to Present); Trustee
                                                  or Director of Third Avenue
                                                  Trust or its predecessor (11/94
                                                  to Present).

                                     [LOGO]



INDEPENDENT TRUSTEES

                                                                                       NO. OF
                                                                                   PORTFOLIOS IN
                     TERM OF OFFICE  POSITION(S)                                    FUND COMPLEX        OTHER
                     AND LENGTH OF   HELD WITH      PRINCIPAL OCCUPATION(S)           OVERSEEN      DIRECTORSHIPS
NAME, AGE & ADDRESS   TIME SERVED*   REGISTRANT       DURING PAST 5 YEARS            BY TRUSTEE     HELD BY TRUSTEE
-------------------  --------------  -----------    -----------------------        --------------   ---------------
ERIC                 Trustee         Trustee      Professor (1990 to Present) at          5        Trustee, The
RAKOWSKI (44)        since 8/02                   University of California at                      Managers Funds
571 Woodmont                                      Berkeley School of Law; Visiting                 (10 portfolios),
Avenue                                            Professor (1998-1999) at Harvard                 Trustee of
Berkeley, CA                                      Law School.                                      Managers AMG
94708                                                                                              Funds (7 portfolios),
                                                                                                   Managers Trust I
                                                                                                   (2 portfolios) and
                                                                                                   Managers Trust II
                                                                                                   (1 portfolio).

MARTIN               Trustee         Trustee      Seymour H. Knox                         5        N/A
SHUBIK (76)          since 11/90                  Professor (1975 to Present) of
Yale University                                   Mathematical and Institutional
Dept. of Economics                                Economics, Yale University;
Box 2125,                                         Trustee of Third Avenue Variable
Yale Station                                      Series Trust (7/99 to Present);
New Haven, CT                                     Trustee or Director of Third
06520                                             Avenue Trust or its predecessor
                                                  (11/90 to Present).

CHARLES C.           Trustee         Trustee      Executive Vice-President of             5        N/A
WALDEN (58)          since 5/96                   Investments and Chief
11 Williamsburg                                   Investment Officer (1973 to
Circle,                                           Present) Knights of Columbus
Madison, CT                                       (fraternal benefit society
06443                                             selling Trustee of Third Avenue
                                                  Variable life insurance and
                                                  annuities); Series Trust (7/99
                                                  to Present); Trustee or Director
                                                  of Third Avenue Trust or its
                                                  predecessor (5/96 to Present);
                                                  Chartered Financial Analyst.


----------
*  Each trustee serves until his successor is duly elected and qualified.
** Messrs. Whitman and Barse are "interested trustees" of the Trust and the Adviser, Third Avenue Management LLC, due to their employment with and indirect ownership interests in the Adviser.

                                     [LOGO]



ADVISORY MEMBERS OF THE TRUST




                      TERM OF OFFICE    POSITION(S)                                                       OTHER
                      AND LENGTH OF     HELD WITH              PRINCIPAL OCCUPATION(S)                DIRECTORSHIPS
NAME, AGE & ADDRESS    TIME SERVED*     REGISTRANT               DURING PAST 5 YEARS                  HELD BY TRUSTEE
-------------------   --------------    -----------            -----------------------                ---------------
PHYLLIS W.            Advisory        Advisory Member      An Associate Judge (1981 to                      N/A
BECK* (76)            Member                               Present) of the Superior Court of
GSB Building          since                                Pennsylvania; Trustee of Third
Suite 800             8/02                                 Avenue Variable Series Trust
City Line &                                                (7/99 to 8/02); Trustee or
Belmont Ave.                                               Director of Third Avenue Trust
Bala Cynwyd, PA                                            or its predecessor (11/92 to 8/02).
19004-1611

BARBARA               Advisory        Advisory Member      Director (1/02 to 8/02 and                       N/A
WHITMAN* (44)         Member                               Registered Securities Representative
622 Third Avenue      since                                (11/96 to 8/02) of M.J. Whitman, Inc;
New York,             8/02                                 Director (4/95 to 8/02) of EQSF
NY 10017-6067                                              Advisers, Inc. and Third Avenue
                                                           Holdings LLC; Director (12/99 to
                                                           Present) of the Beck Institute for
                                                           Cognitive Therapy and Research;
                                                           Director (8/97 to 6/98) of Riverside
                                                           Stage Company; Trustee of Third Avenue
                                                           Variable Series Trust (7/99 to 8/02);
                                                           Trustee of Third Avenue Trust (9/97
                                                           to 8/02)


----------
* Phyllis W. Beck is the sister of Martin J. Whitman, Chairman and CEO of the Trust, and the aunt of Barbara Whitman, an Advisory Member of the Trust; Barbara Whitman is the daughter of Martin J.Whitman.

                                     [LOGO]



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                       POSITION(S) HELD
NAME, AGE & ADDRESS     WITH REGISTRANT     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------    ----------------     -------------------------------------------
MICHAEL T.             Treasurer and CFO    Treasurer and Chief Financial Officer (CFO) of
CARNEY (49)                                 Third Avenue Trust (3/90 to Present); Treasurer
622 Third Avenue                            and CFO (6/99 to Present) of Third Avenue Variable
New York,  NY                               Series Trust; Executive Vice President, Chief
10017-6067                                  Financial Officer (6/95 to Present) of M.J.
                                            Whitman, Inc. and its successor, M.J. Whitman LLC;
                                            Treasurer, Director (1/95 to 8/02), Executive Vice
                                            President (6/95 to 8/02) and CFO (10/92 to 8/02)
                                            of M.J. Whitman Advisers, Inc.; CFO (8/90 to 6/02)
                                            of Danielson Holding Corporation; Director (8/96
                                            to 6/02) of National American Insurance Company of
                                            California; CFO and Treasurer (5/89 to Present) of
                                            EQSF Advisers, Inc. and its successor, Third
                                            Avenue Management LLC; CFO and Treasurer (5/02 to
                                            Present) of Third Avenue Holdings Delaware LLC.

W. JAMES               General Counsel      General Counsel and Secretary (6/00 to Present) of
HALL (38)              and Secretary        Third Avenue Trust; General Counsel and Secretary
622 Third Avenue                            (9/00 to Present) of Third Avenue Variable Series
New York, NY                                Trust; General Counsel and Secretary (9/00 to
10017-6067                                  Present) of EQSF Advisers, Inc., and its
                                            successor, Third Avenue Management LLC; General
                                            Counsel and Secretary (12/00 to 7/02) of Danielson
                                            Holding Corporation; General Counsel and Secretary
                                            (5/00 to Present) of M.J. Whitman, Inc. and its
                                            successor, M.J. Whitman LLC; General Counsel and
                                            Secretary (5/00 to 8/02) of M.J. Whitman Advisers,
                                            Inc.; Associate (2/00 to 6/00) at Paul, Weiss,
                                            Rifkind, Wharton & Garrison LLP; Associate (11/96
                                            to 1/00) at Morgan, Lewis & Bockius LLP (law
                                            firms).

                                     [LOGO]


                        THIRD AVENUE FUNDS PRIVACY POLICY


Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Fund's affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                                     [LOGO]


                       THIRD AVENUE VARIABLE SERIES TRUST
                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)



The following information represents the tax status of dividends and distributions paid by the Portfolio during the fiscal year ended December 31, 2002. This information is presented to meet regulatory requirements and no current action on your part is required.

THIRD AVENUE VALUE PORTFOLIO

Of the $0.301 per share paid to you in cash or reinvested into your account during the fiscal year ended December 31, 2002, $0.031 was derived from net investment income, $0.219 from short-term capital gains, which are taxed as ordinary income, and $0.051 from long-term capital gains. 100% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

                                BOARD OF TRUSTEES

                                  Jack W. Aber
                                 David M. Barse
                              William E. Chapman II
                                 Lucinda Franks
                                 Edward J. Kaier
                                  Marvin Moser
                                  Eric Rakowski
                                  Martin Shubik
                                Charles C. Walden
                                Martin J. Whitman

                                    OFFICERS

                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                Michael T. Carney
                       Chief Financial Officer, Treasurer
                                  W. James Hall
                           General Counsel, Secretary

                                 TRANSFER AGENT

                                    PFPC Inc.
                                  P.O. Box 9802
                            Providence, RI 02940-8002
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER

                          Third Avenue Management, LLC
                                622 Third Avenue
                             New York, NY 10017-6067

                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN

                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                                     [LOGO]
                               Third Avenue Funds


                               THIRD AVENUE FUNDS
                                622 THIRD AVENUE
                             NEW YORK, NY 10017-6067
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                                www.thirdave.com